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                                                                  EXHIBIT 10.1



                        SATILLA FINANCIAL SERVICES, INC.
               AMENDED AND RESTATED 1999 LONG-TERM INCENTIVE PLAN

                                    ARTICLE I
                                     PURPOSE

         1.1 GENERAL. The purpose of the Satilla Financial Services, Inc. 1999 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Satilla Financial Services, Inc. (the "Company"), by linking the personal interests of its employees and officers to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees and officers upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers.

                                    ARTICLE 2
                                 EFFECTIVE DATE

         2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the shareholders of the Company.

                                    ARTICLE 3
                                   DEFINITIONS

         3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Award" means any Option or Restricted Stock Award, or any other right or interest relating to Stock, granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c)      "Board" means the Board of Directors of the Company.


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                  (d) "Change in Control" means and includes each of the
         following:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

                           (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3) Consummation of a reorganization, merger, consolidation, share exchange or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior



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                  to such Business Combination of the Outstanding Company Voting
                  Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee" means the committee of the Board described in Article 4.

                  (g) "Company" means Satilla Financial Services, Inc., a Georgia corporation.

                  (h) "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).


                  (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Code Section 22(e)(3).

                  (j) "Effective Date" has the meaning assigned such term in Section 2.1.

                  (k) "Fair Market Value," on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence


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         of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, or if the Stock is not quoted on Nasdaq, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (m) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

                  (n)      "Option" means a right granted to a Participant under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (o) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

                  (p) "Participant" means a person who, as an employee or officer of the Company or any Subsidiary, has been granted an Award under the Plan.

                  (q) "Plan" means the Satilla Financial Services, Inc. Amended and Restated 1999 Long-Term Incentive Plan, as further amended from time to time.

                  (r) "Restricted Stock Award" means Stock granted to a Participant under Article 8 that is subject to certain restrictions and to risk of forfeiture.

                  (s) "Stock" means the $.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 10.


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                  (t)      "Subsidiary" means any corporation, limited liability
         company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                  (u) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                  (v) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 4
                                 ADMINISTRATION

         4.1 COMMITTEE. The Plan shall be administered by a committee (the "Committee") appointed by the Board (which Committee shall consist of three or more directors) or, at the discretion of the Board from time to time, by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

         4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public


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accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. Subject to the terms of this Plan, the Committee has the exclusive power, authority and discretion to:

                  (a)      Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, and any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Determine whether, to what extent, and under what circumstances the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an Award;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                  (j) Amend the Plan or any Award Agreement as provided herein.

     In making any of the foregoing determinations, the Committee shall comply with the stock benefit plan requirements set forth in the FDIC Policy Statement on Applications for Deposit Insurance, to the extent applicable.


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         4.4.     DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

         5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 10.1, the aggregate number of shares of Stock reserved and available for Awards shall be 100,000, of which not more than 10% may be granted as Awards of Restricted Stock.

         5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

         5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of shares of Stock with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Participant shall be 25,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $100,000.


                                    ARTICLE 6
                                   ELIGIBILITY

         6.1. GENERAL. Awards may be granted only to individuals who are employees or officers of the Company or a Parent or Subsidiary.


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                                    ARTICLE 7
                                  STOCK OPTIONS

         7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.


                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that in no event may any Option be exercisable for more than ten years from its date of grant. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

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                  (c)      LAPSE OF OPTION. An Option shall lapse
         under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) an Incentive Stock and (5) below, it will automatically become a Non-Qualified Stock Option:

                           (1) The Option shall lapse as of the option expiration date set forth in the Award Agreement.

                           (2) The Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                           (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Option shall (to the extent not previously exercised) lapse immediately.

                           (4) If the Participant terminates employment by reason of his Disability, the Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Options may be exercised by the Participant's beneficiary, determined in accordance with Section 9.6.


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                           Unless the exercisability of the Option is
                  accelerated as provided in Article 9, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                           (d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

                           (e) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                           (f) ADDITIONAL OPTIONS UPON EXERCISE. The Committee may, in its sole discretion, provide in an Award Agreement, or in an amendment thereto, for the automatic grant of a new Option to any Participant who delivers shares of Stock as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of shares of Stock as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered shares of Stock on the date of exercise of the original Option (the grant date for the new Option), and
                  (iii) shall have a term equal to the unexpired term of the original Option.

         7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                           (a) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                           (b) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                           (c) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                           (d) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                           (e) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.




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                                   ARTICLE 8
                             RESTRICTED STOCK AWARDS

         8.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

         8.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the



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satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         8.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         8.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.





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                                   ARTICLE 9
                         PROVISIONS APPLICABLE TO AWARDS

         9.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         9.2. EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 10.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

         9.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

         9.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         9.5. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution



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without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

         9.6 BENEFICIARIES. Notwithstanding Section 9.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         9.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.





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          9.8.    TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided that for Incentive Stock Options, such determination shall be made in accordance with Section 421 of the Code. A termination of employment shall not occur



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in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

          9.9 EXERCISE OR FORFEITURE AS REQUIRED BY LAW. To the extent required by law, in the event the capital of a financial institution Subsidiary of the Company falls below the minimum capital requirements established from time to time by its applicable state or primary federal regulator, such primary federal regulator may require that Options that are issued under the Plan and are not exercised within a specific period of time be cancelled and have no further force or effect.

                                   ARTICLE 10
                          CHANGES IN CAPITAL STRUCTURE

         10.1. GENERAL. In the event a stock dividend is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 11.2, there shall be made such other equitable adjustment as the Committee shall approve.

                                   ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

         11.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

         11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination, and provided further that, except as otherwise permitted in the Plan, the exercise price of any Option may not be reduced and the original term of any Option may not be extended. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 12
                               GENERAL PROVISIONS

         12.1. NO RIGHTS TO AWARDS. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

         12.2. NO SHAREHOLDER RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         12.3. WITHHOLDING. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         12.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Parent or Subsidiary.

         l2.5.    UNFUNDED STATUS OF AWARDS. The Plan is intended to be an
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

         12.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or

Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         12.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

         12.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

         12.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         12.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         12.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued, and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         12.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         12.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

         12.14 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

         The foregoing is hereby acknowledged as being the Satilla Financial Services, Inc. Amended and Restated 1999 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on March 9, 1999, approved by the Company's shareholders on March 9, 1999, and amended by the Company's Board of Directors on June 24, 1999.

                                    SATILLA FINANCIAL SERVICES, Inc.


                                    By:     /s/ Rodney E. Bennett
                                         ---------------------------------
                                         Name:  Rodney E. Bennett
                                         Title: President and
                                                Chief Executive Officer


                                    By:     /s/ David L. Knox, Sr.
                                         ---------------------------------
                                         Name:  David L. Knox, Sr.
                                         Title: Chairman